Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

PLUG POWER CLOSES $25 MILLION LOAN FACILITY AGREEMENT WITH NY GREEN BANK

Proceeds to support the funding of hydrogen and fuel cell system deployments and high-tech green jobs in New York State

LATHAM, NY — December 23, 2016 — Plug Power Inc. (NASDAQ: PLUG), a leader in providing energy solutions that change the way the world moves, announces it has closed a $25 million senior loan with NY Green Bank. This loan provides Plug Power with additional liquidity and flexibility, and does not require minimum cash balances as was the case with Plug Power’s prior senior loan facility.  The loan leverages the Company’s existing restricted cash, and will be repaid as that cash is released.  Plug Power will utilize the capital for the deployment of additional hydrogen and fuel cell systems, including within the State of New York. Additionally, this facility supports the growth of Plug Power, enabling the creation of additional high-tech green jobs within the State.

“Plug Power has proudly called New York our home since 1997, and with the continued support of the State we have built a successful commercial enterprise that has grown 300 percent since 2012,” said Andy Marsh, CEO of Plug Power. “Plug Power products are proven to significantly reduce the environmental footprint of users, and we are impacting the global alternative energy landscape. We are honored to work with New York State to stimulate impactful greenhouse gas reduction, greater innovation, advanced manufacturing, and meaningful job growth.”

Plug Power’s center of excellence in Latham, New York includes research and development, manufacturing, sales, and state-of-the-art service facilities. Leading the hydrogen fuel cell revolution, the company currently powers more than 13,000 industrial electric vehicles with fuel cell units globally, and has built more than 40 hydrogen fueling stations. Plug Power’s customers have performed more than four million refuelings of industrial electric vehicles using Plug Power’s hydrogen fueling solutions.

NY Green Bank is a state-sponsored specialized financial entity working with the private sector to increase investments into New York’s clean energy markets, creating a more efficient, reliable, and sustainable energy system. In adopting a targeted approach to clean energy financing markets, NY Green Bank represents an innovative business model at the forefront of the green-financing trend driving institutions nationally and internationally. Plug Power worked with NY Green Bank on a financing structure that will promote innovation and growth, while enabling expansion of high-tech green jobs and proven clean energy technologies in New York State.

“NY Green Bank is pleased to provide financing that will support the deployment of Plug’s hydrogen fuel cell systems in New York State and beyond,” said Alfred Griffin, President of NY Green Bank. “By providing creative capital solutions for companies advancing proven clean energy technologies, NY Green Bank is expanding opportunities in the clean energy marketplace and ensuring that New Yorkers receive the related economic development and environmental benefits.”

“Through this loan, the State is helping continue the continued growth of Plug Power, further enabling the expansion of a sustainable hydrogen economy in New York,” said Paul Middleton, CFO of Plug Power. “This facility improves our financial flexibility to fund future growth opportunities, while simultaneously unlocking value currently embedded within our balance sheet.”

This secured facility has a 36-month term, an interest rate of approximately 11%, is structured to incorporate measures to minimize ongoing project servicing risk, and will be repaid as the Company’s restricted cash related to project financings is released.

About Plug Power Inc.

The architects of modern hydrogen and fuel cell technology, Plug Power has revolutionized the industry with its simple GenKey solution, elements of which are designed to increase productivity, lower operating costs and reduce carbon footprints in a reliable, cost-effective way. Plug Power’s GenKey solution couples together all the necessary elements to power, fuel and service a customer. Plug Power is the partner that customers trust to take their businesses into the future. For more information about Plug Power, visit www.plugpower.com.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“PLUG”), including but not limited to statements regarding the repayment of the senior loan facility. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive, GenSure and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive, GenSure and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission. For additional disclosure regarding these and other risks faced by PLUG, see disclosures contained in PLUG’s public filings with the Securities and Exchange Commission (the “SEC”) including, the “Risk Factors” section of PLUG’s Annual Report on Form 10-K for the year ended December 31, 2015. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information.

Media Contacts

Teal Vivacqua

518.738.0269

media@plugpower.com